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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 1997


                             STERLING WEST BANCORP.
             (Exact name of registrant as specified in its charter)




           CALIFORNIA                                      95-3712404
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                       identification number)


                         COMMISSION FILE NUMBER: 0-10794


                            3287 WILSHIRE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90010
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 384-4444


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           NOT APPLICABLE

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           NOT APPLICABLE

ITEM 3     BANKRUPTCY OR RECEIVERSHIP

           NOT APPLICABLE

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           NOT APPLICABLE


ITEM 5.    OTHER EVENTS

             On December 30, 1997, Sterling West Bancorp. ("Registrant"), Sterling Bank (the "Bank") and The Pacific Bank ("Pacific") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). The Reorganization Agreement provides for, among other things, the merger ("Merger") of a subsidiary corporation to be organized by Pacific with and into Registrant, immediately followed by the merger of Registrant with and into Registrant's wholly owned subsidiary, the Bank, immediately followed by the merger of the Bank with and into Pacific (collectively, the "Merger"). The Merger is subject to, among other customary conditions, regulatory approval and approval by the shareholders of Registrant and the shareholders of Pacific.


ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           NOT APPLICABLE

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (A)    FINANCIAL STATEMENTS

                  NOT APPLICABLE

           (B)    PRO FORMA FINANCIAL INFORMATION

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                NOT APPLICABLE

         (C)    EXHIBITS

                2.1 Agreement and Plan of Reorganization by and among Sterling West Bancorp, Sterling Bank and The Pacific Bank, dated as of December 30, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR

         NOT APPLICABLE

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         NOT APPLICABLE


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STERLING WEST BANCORP
                                  (Registrant)



Date:  January 20, 1998            By  /s/ Allan Dalshaug
                                      -------------------
                                   Allan Dalshaug
                                   President and
                                   Chief Executive Officer



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                                  Exhibit Index



2.1            Agreement and Plan of Reorganization





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